POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, Bluerock Institutional High Income Credit Fund LLC, a limited liability company organized under the laws of the State of Delaware, and any successor Delaware statutory trust, (hereinafter referred to as the “Fund”), expects to file a Registration Statement on Form N-2 and periodically file amendments to its Registration Statement (File Nos. 333-[ ] and 811-[ ]) with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, MICHAEL V. WIBLE and CASSANDRA W. BORCHERS its attorneys for it and in its name, place and stead, and in its capacity as a Fund, including any successor Delaware statutory trust, to execute and file any Amendment or Amendments to the Fund’s Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Fund has caused its name to be subscribed hereto by the President this 15th day of November, 2019.

BLUEROCK INSTITUTIONAL HIGH INCOME CREDIT FUND LLC

By:	/s/ Jordan Ruddy
Jordan Ruddy
President

STATE OF New York

COUNTY OF New York

This record was acknowledged before me on November 15, 2019 by Jordan Ruddy as President of the BLUEROCK INSTITUTIONAL HIGH INCOME CREDIT FUND LLC.

/s/ Dale Pozzi
Notary Public – State of New York
Notary ID: No. 01PO6275397
Qualified in New York County
Commission Expires: 01-28-2021

CERTIFICATE

The undersigned, Secretary of BLUEROCK INSTITUTIONAL HIGH INCOME CREDIT FUND LLC, hereby certifies that the following resolution was duly adopted by a majority of the Board of Directors at a meeting held November 15, 2019, and is in full force and effect:

WHEREAS, BLUEROCK INSTITUTIONAL HIGH INCOME CREDIT FUND LLC, a limited liability company organized under the laws of the State of Delaware, and any successor Delaware statutory trust, (hereinafter referred to as the “Fund”), expects to file a Registration Statement on Form N-2 and periodically file amendments to its Registration Statement (File Nos. 333-[ ] and 811-[ ]) with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, MICHAEL V. WIBLE and CASSANDRA W. BORCHERS, its attorneys for it and in its name, place and stead, and in its capacity as a Fund, including any successor Delaware statutory trust, to execute and file any Amendment or Amendments to the Fund’s Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

Dated: November 15, 2019	/s/ Jason Emala
Jason Emala, Secretary
BLUEROCK INSTITUTIONAL HIGH INCOME CREDIT FUND LLC

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, BLUEROCK INSTITUTIONAL HIGH INCOME CREDIT FUND LLC, a limited liability company organized under the laws of the State of Delaware, and any successor Delaware statutory trust, (hereinafter referred to as the “Fund”), expects to file a Registration Statement on Form N-2 and periodically file amendments to its Registration Statement (File Nos. 333-[ ] and 811-[ ]) with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is the President and Principal Executive Officer of the Fund;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, MICHAEL V. WIBLE and CASSANDRA W. BORCHERS as attorneys for him and in his name, place and stead, and in his office and capacity in the Fund, including any successor Delaware statutory trust, to execute and file any Amendment or Amendments to the Fund’s Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 15th day of November, 2019.

/s/ Jordan Ruddy
Jordan Ruddy
President

STATE OF New York

COUNTY OF New York

This record was acknowledged before me on November 15, 2019 by Jordan Ruddy.

/s/ Dale Pozzi
Notary Public – State of New York
Notary ID: No. 01PO6275397
Qualified in New York County
Commission Expires: 01-28-2021

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, BLUEROCK INSTITUTIONAL HIGH INCOME CREDIT FUND LLC, a limited liability company organized under the laws of the State of Delaware, and any successor Delaware statutory trust, (hereinafter referred to as the “Fund”), expects to file a Registration Statement on Form N-2 and periodically file amendments to its Registration Statement (File Nos. 333-[ ] and 811-[ ]) with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Director, the Treasurer and Principal Financial Officer of the Fund;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, MICHAEL V. WIBLE and CASSANDRA W. BORCHERS as attorneys for him and in his name, place and stead, and in his office and capacity in the Fund, including any successor Delaware statutory trust, to execute and file any Amendment or Amendments to the Fund’s Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 15th day of November, 2019.

/s/ Simon Adamiyatt
Simon Adamiyatt
Director and Treasurer

STATE OF New York

COUNTY OF New York

This record was acknowledged before me on November 15, 2019 by Simon Adamiyatt.

/s/ Dale Pozzi
Notary Public – State of New York
Notary ID: No. 01PO6275397
Qualified in New York County
Commission Expires: 01-28-2021

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, BLUEROCK INSTITUTIONAL HIGH INCOME CREDIT FUND LLC, a limited liability company organized under the laws of the State of Delaware, and any successor Delaware statutory trust, (hereinafter referred to as the “Fund”), expects to file a Registration Statement on Form N-2 and periodically file amendments to its Registration Statement (File Nos. 333-[ ] and 811-[ ]) with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Director of the Fund;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, MICHAEL V. WIBLE and CASSANDRA W. BORCHERS as attorneys for him and in his name, place and stead, and in his office and capacity in the Fund, including any successor Delaware statutory trust, to execute and file any Amendment or Amendments to the Fund’s Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 15th day of November, 2019.

/s/ R. Ramin Kamfar
R. Ramin Kamfar
Director

STATE OF New York

COUNTY OF New York

This record was acknowledged before me on November 15, 2019 by R. Ramin Kamfar.

/s/ Dale Pozzi
Notary Public – State of New York
Notary ID: No. 01PO6275397
Qualified in New York County
Commission Expires: 01-28-2021

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, BLUEROCK INSTITUTIONAL HIGH INCOME CREDIT FUND LLC, a limited liability company organized under the laws of the State of Delaware, and any successor Delaware statutory trust, (hereinafter referred to as the “Fund”), expects to file a Registration Statement on Form N-2 and periodically file amendments to its Registration Statement (File Nos. 333-[ ] and 811-[ ]) with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Director of the Fund;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, MICHAEL V. WIBLE and CASSANDRA W. BORCHERS as attorneys for him and in his name, place and stead, and in his office and capacity in the Fund, including any successor Delaware statutory trust, to execute and file any Amendment or Amendments to the Fund’s Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 15th day of November, 2019.

/s/ Romano Tio
Romano Tio
Director

STATE OF New York

COUNTY OF New York

This record was acknowledged before me on November 15, 2019 by Romano Tio.

/s/ Melissa M. Tombs
[ ]
Notary ID: No. 02TO6386222
Notary Public, New York County
Commission Expires: 01-22-2023

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, BLUEROCK INSTITUTIONAL HIGH INCOME CREDIT FUND LLC, a limited liability company organized under the laws of the State of Delaware, and any successor Delaware statutory trust, (hereinafter referred to as the “Fund”), expects to file a Registration Statement on Form N-2 and periodically file amendments to its Registration Statement (File Nos. 333-[ ] and 811-[ ]) with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Director of the Fund;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, MICHAEL V. WIBLE and CASSANDRA W. BORCHERS as attorneys for him and in his name, place and stead, and in his office and capacity in the Fund, including any successor Delaware statutory trust, to execute and file any Amendment or Amendments to the Fund’s Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 15th day of November, 2019.

/s/ Clayton Hosterman
Clayton Hosterman
Director

STATE OF New York

COUNTY OF New York

This record was acknowledged before me on November 15, 2019 by Clayton Hosterman.

/s/ Dale Pozzi
Notary Public – State of New York
Notary ID: No. 01PO6275397
Qualified in New York County
Commission Expires: 01-28-2021

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, BLUEROCK INSTITUTIONAL HIGH INCOME CREDIT FUND LLC, a limited liability company organized under the laws of the State of Delaware, and any successor Delaware statutory trust, (hereinafter referred to as the “Fund”), expects to file a Registration Statement on Form N-2 and periodically file amendments to its Registration Statement (File Nos. 333-[ ] and 811-[ ]) with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Director of the Fund;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, MICHAEL V. WIBLE and CASSANDRA W. BORCHERS as attorneys for him and in his name, place and stead, and in his office and capacity in the Fund, including any successor Delaware statutory trust, to execute and file any Amendment or Amendments to the Fund’s Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 15th day of November, 2019.

/s/ Indrajit B. Majumder
Indrajit B. Majumder
Director

STATE OF New York

COUNTY OF New York

This record was acknowledged before me on November 15, 2019 by Indrajit B. Majumder.

/s/ Dale Pozzi
Notary Public – State of New York
Notary ID: No. 01PO6275397
Qualified in New York County
Commission Expires: 01-28-2021